POWER OF ATTORNEY

Know all by these presents,that the undersigned hereby constitutes and appoints each of the Corporate Secretary and any Assistant Secretary of

SunTrust Banks,Inc. (the "Company"), signing singly, his true and lawful attorney-in-fact to: (1) Prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Fom1 ID, including amendments thereto,

and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of repmts required by Section 16(a) of the Securities Exchange Act of 1934

or any rule or regulation of the SEC;

(2) Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or directorofthe "Company", Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the

rules thereunder;

(3) Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such

Form 3, 4, or 5, complete and execute any amendment or amendments thereto,

and timely file such form with the SEC and any stock exchange or similar authority; and

(4) Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to,

in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attomey-in-fact may approve in his/her discretion.

The undersigned hereby grants to each such attomey-in-fact full power and authority to do and perfonn all and every act and thing whatsoever requisite,

necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfull do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

This Power of Attomey shall remain in effect until revoked in writing and delivered to the Corporate Secretmy. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's

responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 29th day of March, 2012.

Signature: /s/  Anil  T  Cheriyan